UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 1, 2023

BIONDVAX PHARMACEUTICALS LTD.

(Exact name of registrant as specified in its charter)

Israel	001-37353	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Jerusalem BioPark, 2nd Floor

Hadassah Ein Kerem Campus

Jerusalem, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(+972) 8-930-2529
(+972) 8-930-2531 (facsimile)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 400 Ordinary Shares, no par value	BVXV	Nasdaq Capital Market

Ordinary Shares, no par value		Nasdaq Capital Market*

*	Not for trading; only in connection with the registration of American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 1, 2023, BiondVax Pharmaceuticals Ltd. (the “Company”) received a deficiency letter from the staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). The Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed April 17, 2023 reported a stockholders’ deficit of $1,760,000, which is below the Stockholders’ Equity Requirement for continued listing on the Nasdaq Capital Market. The letter from the Staff noted that the Company does not currently meet the alternative quantitative standards for continued listing on the Nasdaq Capital Market of market value of listed securities or net income from continuing operations.

The letter has no immediate effect on the listing of the Company’s ADSs, and its ADSs will continue at this time to trade on the Nasdaq Capital Market under the symbol “BVXV”.

In accordance with Nasdaq rules, the Company has been provided 45 calendar days, or until June 15, 2023, to submit a plan to regain compliance (the “Compliance Plan”) with the listing rules for the Nasdaq Capital Market. The Company will submit the Compliance Plan to the Staff on or prior to June 15th. If the Compliance Plan is acceptable to the Staff, they may grant an extension of 180 calendar days from the date of the Staff’s letter to regain compliance with the Stockholders’ Equity Requirement.

If the Staff does not accept the Compliance Plan, the Staff will provide written notification to the Company that the Compliance Plan has been rejected. At that time, the Company may appeal the Staff’s determination to a Nasdaq Hearings Panel pursuant to Nasdaq Listing Rule 5815(a).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023	BiondVax Pharmaceuticals Ltd.

	By:	/s/ Amir Reichman
Amir Reichman
Chief Executive Officer